HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO:

333-101923              AmSouth Variable Annuity (Series III/IIIR)
333-101944              AmSouth Variable Annuity Plus (Series II/IIR)
333-101950              AmSouth Variable Annuity Outlook (Series II/IIR)
333-69485               AmSouth Variable Annuity (Series II/IIR)
333-91925               AmSouth Variable Annuity Plus (Series I/IR)
333-39612               AmSouth Variable Annuity Outlook (Series I/IR)
033-73570               AmSouth Variable Annuity (Series I)

               PRODUCT INFORMATION NOTICE DATED FEBRUARY 11, 2009

               PRODUCT INFORMATION NOTICE DATED FEBRUARY 11, 2009

The Trustees of Pioneer Variable Contracts Trust have authorized a Plan of Liquidation of the Pioneer Oak Ridge Large Cap Growth VCT Portfolio (the "Fund"). Effective as of the close of business on April 24, 2009, any Contract Value allocated to the corresponding Sub-Account will be transferred to the Hartford Money Market HLS Fund Sub-Account.

Due to the liquidation of the Fund, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on April 23, 2009. You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Also, effective as of the close of business on April 24, 2009:

       (i) any Dollar Cost Averaging, InvestEase(R), Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected Sub-Account will be terminated; and

       (ii) Automatic Income Programs will continue uninterrupted and will be automatically updated to reflect the Hartford Money Market HLS Fund Sub-Account unless new instructions are provided.

HV-7910